Exhibit 10.18
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
FIRST ADDENDUM TO MASTER
SUPPLY AGREEMENT
     THIS ADDENDUM TO MASTER SUPPLY AGREEMENT (hereinafter, the “Addendum”) is entered into as of October 3, 2007, (“Effective Date”) by and between Insulet Corporation (“Customer”) and Flextronics Marketing (L) Ltd (“Flextronics”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the MSA defined below.
RECITALS
     WHEREAS, Customer and Flextronics entered into that certain Master Supply Agreement, dated as of January 3, 2007, pursuant to which Customer engaged Flextronics to perform Work (the “MSA”); and
     WHEREAS, Customer now desires to engage Flextronics for additional Work pursuant to the MSA in connection with the “Omnipod” and Flextronics desires to accept such engagement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, Customer and Flextronics hereby covenant and agree as follows.
AGREEMENTS
     1. Engagement. In connection with the Omnipod, Customer hereby engages Flextronics to perform the Work in accordance with, and subject to, the terms and conditions of the MSA. The Omnipod is hereby added as “Product” under the MSA. The Specifications for such Product are included in Flextronics’s production document management system and maintained in accordance with the terms of the MSA and are incorporated herein by reference as Exhibit 2-B. The initial fees are set forth on the Fee List attached hereto and incorporated herein as Exhibit 3-B.
     2. Pricing. The parties acknowledge and agree that the initial fees set forth on the Fee List are based upon assumptions provided by Customer including, without limitation, assumptions with respect to materials costs, manufacturing time and manufacturing costs. If, prior to Flextronics’s beginning manufacturing of the Omnipod, Flextronics determines that such assumptions are not accurate, Flextronics shall give Customer written notice to that effect and provide Customer with updated initial fees (the “Adjustment Notice”). Customer shall then have the option to terminate this Addendum and cancel all outstanding purchase orders issued for the Omnipod (and, for clarity, not the MSA) by providing written notice to such effect to Flextronics within five (5) business days after receipt of the Adjustment Notice (the “Rejection Notice”). If Customer fails to provide the Rejection Notice within such five (5) business day period, then the initial fee list shall be the fees set forth in the Adjustment Notice. If Customer provides Flextronics with a Rejection Notice as set forth herein, then, notwithstanding the termination of this Addendum, Customer shall immediately purchase from Flextronics all Product, Inventory and/or Special Inventory relating to the Omnipod by paying the Affected Inventory Costs. In addition, Flextronics shall calculate the cost or gain of unwinding any currency hedging contracts entered into by Flextronics to support an cancelled purchase order(s) relating to the Omnipod. Should the unwinding result in a loss to Flextronics, Customer agrees to cover such loss amount for Flextronics immediately upon receipt of an invoice for such amount. Should the unwinding result in a gain to Flextronics, a credit note will be immediately issued to Customer. Further, Customer agrees to reimburse Flextronics for (i) the non-recurring expenses set forth on Exhibit 4-B when Flextronics manufactures [***] units of the Omnipod in any calendar month and (ii) the non-recurring expenses set forth on Exhibit 5-B when Flextronics manufactures [***] units of the Omnipod in any calendar month. The terms of Section 5.4 shall apply to amounts due pursuant to this Section 2.
     3. Counterparts. This Addendum may be executed in counterpart originals for the convenience of the parties, but each counterpart original shall have the force and effect as if signed by all parties to this Addendum.

     IN WITNESS WHEREOF, Customer and Flextronics have executed this Agreement by their duly authorized representatives as of the Effective Date.

INSULET CORPORATION

By:	/s/ Carsten Boess

Title:	CFO

FLEXTRONICS MARKETING (L) LTD.

/s/ Manny Marimuthu
By:	Manny Marimuthu

Title:	Director

EXHIBIT 2-B
Incorporated by reference

EXHIBIT 3-B

FLEXMedical		Flextronics
8/F Haio Weal Industrial Bldg.,
22-28 Tei Chung Road
Tsuan Wan, N.T. Hong Kong

Budgetary Quotation Only

Customer Name:	Insulet
Project Name:	POD Assembly
RFQ No.:	0

Manufacturing Location: Xixiang China
Date of Quote: 28-	Mar-07
[***]
Assumptions:
[***]

EXHIBIT 4-B
1. Estimated NRE cost for Insulet Meter Assy
[***]
2. Estimated CMM machine for IQC Incoming inspection
[***]

EXHIBIT 5-B
1. Estimated NRE cost for Insulet Meter Assy
[***]
2. Estimated CMM machine for IQC Incoming inspection
[***]

7